Exhibit 10(A)

                               Amendment No. 3 to
                    Amended and Restated Employment Agreement
                           of William F. Whitman, Jr.

      This Amendment No. 3 is made as of April 16, 2002 by and among THE MIDDLEBY CORPORATION, a Delaware corporation, MIDDLEBY MARSHALL INC., a Delaware corporation (collectively the "Employer") and WILLIAM F. WHITMAN, JR. ("Whitman").

                                     RECITAL

      Employer and Whitman are parties to that certain Amended and Restated Employment Agreement dated as of January 1, 1995 (the "1995 Agreement") as amended by Amendment No. 1 dated January 1, 1998 and Amendment No. 2 dated January 1, 2001 (as so amended, the "Employment Agreement") and wish to amend the Employment Agreement as provided hereinbelow.

                                    AGREEMENT

      NOW THEREFORE the parties agree as follows:

1. Section 2 of the 1995 Agreement, as amended by Amendment No. 1 and Amendment No. 2, is hereby further amended by deleting the date "December 31, 2005" and substituting therefor the date "December 31, 2006".

2. Except as above amended, the Employment Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF the parties hereto have executed this instrument as of the day and year first above stated.

      THE MIDDLEBY CORPORATION
               AND                                     -----------------------
        MIDDLEBY MARSHALL INC.                         WILLIAM F. WHITMAN, JR.

  By:   -----------------------
         President and Chief
         Executive Officer